

ZIVO BIOSCIENCE





ZIVO Bioscience, Inc.
Annual Shareholders Meeting

Detroit, Michigan
October 2021

Transformative Opportunities in Immune Health & Nutrition

Notice

Safe Harbor Statement

Except for any historical information, the matters discussed in this presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties. A number of factors could cause actual results to differ from those indicated in the forward-looking statements, including the timing of completion of a trial, actual future clinical trial results being different than the results the company has obtained to date, and the company's ability to secure funding. Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and those actual results or developments may differ materially from those set forth in the forward-looking statements. The company undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new information or otherwise.

2021 Annual Shareholder Meeting

October 12, 2021

WELCOME

Meeting Open

CFO REPORT

Keith R. Marchiando
Chief Financial Officer

2021 Annual Shareholders Meeting

October 12, 2021

CEO Report to Shareholders

Andrew A. Dahl
President & Chief Executive Officer


ZIVO BIOSCIENCE
ZIVO Bioscience, Inc.
A new path to optimal health
We are creating novel drug candidates and functional food ingredients designed to boost immune health in humans and animals
ZIVO BIOSCIENCE, INC.
NASDAQ: ZIVO; ZIVOW

2020 Annual Shareholders Meeting

Notice to Shareholders and Investors

This presentation and any Exhibits to it contain forward-looking statements that involve risks and uncertainties. These statements reflect the Company's future plans, objectives, expectations and intentions, and the assumptions underlying or relating to any of these statements. These statements may be identified by the use of the words "anticipate," "expect," "estimate," "intend," "believe," and similar expressions. The Company's actual results could differ materially from those discussed in these statements. Factors that could contribute to these differences include, but are not limited to, those discussed in this document.

2021 – The Watershed Year

Biotech
Biotechnolog
y

Molecules
Compounds
Complexes

AgTech
Agricultural Technology

Algal Biomass
Extracts
Dry Mixes



Strongest Position Ever

- Capital funding completed
- Robust intellectual property portfolio
- Commercial initiatives underway
- Pursuing licensing and joint development deals
- Resources to pursue such opportunities

Public Offering and Up-Listing to Nasdaq Exchange

ZIVO BIOSCIENCE

Biotech
Biotechnolog
y

Molecules
Compounds
Complexes

AgTech
Agricultural Technology

Algal Biomass
Extracts
Dry Mixes



Summary of Events

- June 2, 2021 registered public offering underwritten by Maxim Group
- Gross proceeds of $13.8M
- Net proceeds of $12.2M
- Underwriter's partial exercise nets $740K
- S-3 shelf registration completed

Production, Validation and New Applications

Biotech Biotechnology Molecules Compounds Complexes



Manufacturing Development & Feasibility

- Development work for fermentation processes concluded 2021
- Production ramped to 1,000L reactors to establish costing parameters for licensees
- Purification and optimization in process to determine feasibility for refined bioproducts and biopharmaceuticals with potentially higher margins
- Synthetic candidate to be included in next round of validation studies

Poultry Product Validation & Licensing

ZIVO BIOSCIENCE

Biotech
Biotechnolog
y
Molecules
Compounds
Complexes



Discovery Stage Licensing Candidate

- Study #18 validates significantly streamlined product formulation
- Tolerance testing of purification processes in Study #19 yields valuable direction for larger validation study
- Study #20 to commence in Q4 to validate purification processes in longer, larger study with more complete testing
- Study #21 to commence in staggered start after Study #20 to test highly purified biopharma candidate and synthetic bioactive (API)

Porcine Product Validation & Licensing

Biotech
Biotechnolog
y

Molecules
Compounds
Complexes



Discovery Stage Licensing Candidate

- Study #2 to is docketed to commence after poultry licensing is closed
- Initially, studies are targeting gut health and gut-related maladies
- Weanlings are the primary study subjects
- Different methods of administration will be studied, as wel



Bovine Applications & Licensing

Biotech
Biotechnolog
y

Molecules
Compounds
Complexes



Discovery Stage Licensing Candidate

- Research resumes after poultry and swine licenses are executed
- Bovine mastitis remains primary target
- Oral administration unlikely
- May be reprioritized below canine
res



Human Applications & Licensing

Biotech
Biotechnolog
y
Molecules
Compounds
Complexes



Discovery Stage Licensing Candidate

- Positive preliminary testing provides direction for future research
- Immune and inflammation primary targets
- Initially, sepsis and arthritis R&D focus
- May be reprioritized based on strategy changes



Human Applications Development

AgTech Algal Biomass Extracts
Agricultural Technology Dry Mixes



Topical Skin Health Candidate

- Product development launched mid 2020
- Initial analysis indicates potential benefits
- Algal paste product candidate passes USDA stain and irritant test (SIT)
- Algal paste passes USP 51 Preservative Efficacy Test (PET)



Human Applications Development

ZIVO BIOSCIENCE

AgTech Algal Biomass Extracts
Agricultural Technology Dry Mixes


BASELINE 27,635 PX
51.98% WRINKLE REDUCTION
POST APP. 13,269 PX

Topical Skin Health Candidate

- Clinical efficacy testing is very promising
- Reduced fine wrinkles by 51.98%
- Reduced skin pore size by 38.76%
- Additional test planned over the next several weeks



Human Applications Development

AgTech Algal Biomass Extracts
Agricultural Technology Dry Mixes


BASELINE
61,598 PX
38.76% PORE SIZE REDUCTION
POST APP.
37,720 PX

Topical Skin Health Candidate

- Clinical efficacy testing is very promising
- Reduced fine wrinkles by 51.98%
- Reduced skin pore size by 38.76%
- Additional test planned over the next several weeks



Human Applications Development

AgTech
Algal Biomass
Extracts
Agricultural Technology
Dry Mixes



Topical Skin Health Candidate

- Algal extract formulated as topical serum
- Proprietary facial mist formulated and tested in focus group
- All products share the same compliance pathway
- Low-volume/high-margin products to drive early revenues



Algal Biomass Production

ZIVO BIOSCIENCE

AgTech
Agricultural Technology

Algal Biomass
Extracts
Dry Mixes



Building Production Volume

- Phase 1 contract with Alimenta Algae, Peru
- Phase 1 contract extension for buildout now in negotiations
- Vidalgas groundbreaking delayed due to unusually wet weather
- Vidalgas purchased laboratory equipment for on-site scaling and seeding of inoculum

Algal Biomass Production

ZIVO plans a global algae production network and derive revenues from selling biomass and joint ventures that market formulated products featuring ZIVO natural biomass products

AgTech Algal Biomass Extracts Dry Mixes

Agricultural Technology

#1 Skin Health/Anti-Aging

Ingredient Sales & Formulations

- Nutricosmetics, cosmeceuticals, nutraceuticals, topical skin product intended use

#2 Aquaculture

Feed Ingredient

- Functional ingredient for farmed shrimp and fish fry
- Dried algal powder or frozen paste form

#3 Joint Health

Formulated Product

- ZIVO algae mixed with other ingredients for oral consumption
- Capsule, bolus, caplet or powder form

#4 Food/Beverage

Licensed Ingredient

- Dried algal biomass for use in various food & beverage applications

#5 Organic Feed

Probiotic Ingredient Comp

- Dried algal biomass mixed into dry animal feed & treats

ZIVO intends to generate near-term revenue from sales of outsourced algal biomass through licensed contract growers in LATAM, Mexico and US



Florida Mid-Scale Process Laboratory

- Supplies growers with inoculum, technical and scientific support
- Mid-scale process optimization for photobioreactors and pond systems
- New photobioreactors in startup mode
- Houses ZIVO algal cultures and various lots of dried algal biomass
- QA/QC benchmarks developed and promulgated throughout supply chain

COVID -19 Related Delays

ZIVO BIOSCIENCE

Biotech
Biotechnolog
y

AgTech
Agricultural Technology



Virtualized Research & Development

- R&D spread across multiple universities, labs, contract research organizations
- Personnel shortages, schedule backups affecting ZIVO research network
- Supply chain interruptions, price inflation
- Company actively developing workarounds and contingency plans

ZIVO BIOSCIENCE

2021 Annual Shareholder Meeting

Q&A

2021 Annual Shareholder Meeting

THANK YOU

October 12, 2021
Detroit, Michigan

ZIVO BIOSCIENCE